January 29, 2026 Positive 6-Month Randomized Data from REMAIN-1 Midpoint Cohort - Accelerating Momentum Towards Revita’s Potential Approval and Launch Revita is for investigational use only in the United States. Revita has a CE mark in the EU/UK. Exhibit 99.2

Legal disclaimer The study database has not been locked as this is an ongoing study, and the data are subject to further cleaning and validation. Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact are forward-looking statements. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this presentation include, without limitation, statements regarding the promise and potential impact of our product candidates, including Revita’s potential for preserving weight loss after GLP-1 drug discontinuation; the design, initiation, timing, primary and secondary endpoints, and results of clinical enrollment and any clinical studies or readouts, including readouts from the REVEAL-1 and REMAIN-1 Cohorts; the content, information used for, timing or results of any IND-enabling studies, IND applications or Clinical Trial Applications, the potential launch or commercialization of any of our product candidates or products, our regulatory strategy, including potential benefits of the De Novo pathway, the potential treatment population or benefits for any of our product candidates, our expected cash runway and financial conditions, and our strategic and product development objectives and goals, including with respect to enabling long-term control over obesity and type 2 diabetes without the burden of chronic therapies, redefining the future of metabolic disease treatment, and positioning our Company at the forefront at the global opportunity for metabolic care; and the timing of any of the foregoing. 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Accelerating Momentum Towards Revita’s FDA Submission and Potential Commercial Launch Positive 6-Month Data from REMAIN-1 Midpoint Cohort Strong evidence of sustained weight maintenance vs. sham with excellent safety and tolerability profile Patients with greater1 GLP-1-associated weight loss experienced ~ 70% less post-GLP-1 weight regain with Revita vs sham at 6 months (p=0.004, one-sided) Reinforced confidence in ongoing pivotal study Progress in US Regulatory Strategy Requested to reclassify Revita under the De Novo pathway (vs. PMA); FDA feedback expected Q2 2026 Potential to enable a more efficient, risk-based regulatory review process and reduce cost Advancing Commercial Readiness Leveraging well-understood FDA Breakthrough and CMS TPT timelines Focused, capital-efficient go-to-market strategy aligned with existing endoscopy care pathway 1. Above median. Abbreviations: CMS, Centers for Medicare and Medicaid Services; FDA, Food and Drug Administration; GLP-1, glucagon-like peptide-1; PMA, premarket approval; TPT, Transitional Pass-Through.

Revita®: Potential new backbone therapy in obesity A one-time, < 1 hr endoscopic procedure designed to address gut-level metabolic dysfunction Abbreviations: FDA, Food and Drug Administration; GLP-1, glucagon-like peptide-1. Single outpatient endoscopic procedure Consistent clinical results across studies FDA Breakthrough Device designation Performed by endoscopists; leverages familiar skills Up to 2 years of durable activity after a single treatment across multiple clinical studies 2026 is a pivotal and registrational year in post-GLP-1 weight maintenance Positive 6-month Midpoint Cohort data Provides increased confidence in the ongoing pivotal study

REMAIN-1 midpoint cohort study in weight maintenance

Pilot randomized study designed to inform effect size and pivotal study execution

Patient population
- Adults with obesity (BMI 30-45 kg/m^2)
- GLP-1 naïve; no T2D

Efficacy endpoints
- % TBW change from baseline Revita vs sham at 3, 6 and 12 months

Study design
- Randomized (2:1 Revita vs Sham), double-blind, sham-controlled
- TZP administration to achieve ≥15% TBWL, then discontinued
- Diet and lifestyle counseling throughout

Sample size
- n=45
- Not powered for formal hypothesis testing[1]

Study design


Tirzepatide initiation and titration* to achieve ≥15% TBWL
Discontinue TZP
2:1 R
Revita treatment (n≈30)
Sham procedure (n≈15)
Weight at 3, 6, & 12 months (n≈30)
Weight at 3, 6, & 12 months (n≈15)

[1] p values are provided to describe the strength and consistency of observed treatment effects

Abbreviations: GLP-1, glucagon-like peptide; R, randomization; T2D, type 2 diabetes; TBW, total body weight; TBWL, total body weight loss; TZP, tirzepatide.

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REMAIN-1 midpoint cohort patient disposition

High retention rate through 6 months of follow-up

- 44/45 participants (98%) completed 6-month follow-up
- Efficacy analysis includes all participants who followed protocol-specified diet and exercise requirements



Patient disposition
Screened
N=46
Enrolled TZP run-in
N=46
Achieved ≥15% TBWL (2:1 R)
N=46
Screen failed
(n=1)
Revita treatment
(n=29)
Sham procedure
(n=16)
Protocol deviations
(n=5)1
Discontinued
(n=1)
6-month follow-up
6-month follow-up
Efficacy population (n=40)
Safety population (n=45)

Abbreviations: R, randomization; TBWL, total body weight loss; TZP, tirzepatide. 1. Prospectively defined pre-specified protocol deviations due to consecutive non-adherence to diet/lifestyle requirements per blinded dietitian

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REMAIN-1 midpoint cohort body weight change

Revita outperformed Sham; post-tirzepatide weight regain <50% expected

- Revita reduced post-tirzepatide weight regain vs. sham at 6 months (p=0.07 with only n=40)
- ~30% of Revita-treated patients maintained or continued to lose weight
- We believe these results in n=40 validate REMAIN-1 pivotal study design

6-Month Body Weight Change[3]



Total Body Weight Change from BL
(LS Mean % ± SEM)
12
10
8
6
4
2
0
Expected Regain1,2
7.5%
p=0.07
4.5%
Sham
n=16
Revita
n=24

Change from baseline through 6 months analyzed using a mixed model for repeated measures (MMRM); LS mean ± SEM shown; one-sided p-value reported.
[1]Aronne et al. *JAMA*. 2023 Dec 11;331(1):38–48 . [2]Wilding et al. Diabetes Obes Metab. 2022 Aug;24(8):1553-1564.
[3] Excluded 5 subjects per protocol from efficacy analysis; included in safety assessment
Abbreviations: BL, baseline; GLP-1, glucagon-like peptide-1; LS, least-squares; SEM, standard error of the mean.

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Revita demonstrated greatest benefit in patients with above median GLP-1-induced weight loss

- Patients with greater weight loss on GLP-1s are at highest risk for weight regain following discontinuation[2]
  - REMAIN-1 was intentionally designed to randomize those with at least 15% TBWL on tirzepatide because these represent a population at high-risk of weight regain
  - Analyzed impact of run-in %TBWL on primary efficacy parameters
- **In these patients, Revita reduced weight regain by approximately 70% versus sham at 6 months (p=0.004)[4]**

6-Month Body Weight Change[3]



Total Body Weight Change from BL (LS Mean % ± SEM)
16
14
12
10
8
6
4
2
0
13.3%
Expected Regain1,2
p=0.004
4.2%
Sham
Revita
n=7
n=13

Change from baseline through 6 months analyzed using a mixed model for repeated measures (MMRM); LS mean ± SEM shown; one-sided p-value reported.

[1]Aronne et al. *JAMA*. 2023 Dec 11;331(1):38–48 . [2]Wilding et al. Diabetes Obes Metab. 2022 Aug;24(8):1553-1564.

[3] Excluded 5 subjects per protocol from efficacy analysis; included in safety assessment

[4] Exploratory analysis

Abbreviations: BL, baseline; GLP-1, glucagon-like peptide-1; LS, least-squares; SEM, standard error of the mean.

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Cardiometabolic and food craving parameters consistent with attenuated post-GLP-1 rebound

- Improvements in cardiometabolic lipid profile at 6 months consistent with improved insulin sensitivity and lipid handling:
  - Improved HDL-C
  - Improved TG:HDL ratio
- Patient-reported outcomes suggest trend toward improved appetite regulation consistent with biological hypothesis of duodenal control of food craving
  - Reduced craving intensity, particularly for sweet foods

	LS Mean change from BL (SEM)[1]		
Cardiometabolic Parameter	**Revita** (n=24)	**Sham** (n=16)	**p-value**
Triglycerides, mg/dL	9.1 (11.2)	27.5 (15.2)	0.11
LDL-C, mg/dL	3.9 (6.2)	3.9 (8.9)	0.44
HDL-C, mg/dL	15.5 (3.1)	3.9 (4.3)	**0.01**
VLDL-C, mg/dL	1.9 (2.2)	5.7 (3.0)	0.10
Triglyceride : HDL ratio	-0.2 (0.2)	0.4 (0.3)	**0.03**
HbA1c, %	0.1 (0.04)	0.2 (0.06)	0.14
CoEQ Parameter			
Craving control	2.3 (0.7)	3.1 (1.0)	0.21
Craving for sweet	1.8 (0.6)	3.4 (0.8)	**0.04**

Abbreviations: BL, baseline; GLP-1, glucagon-like peptide-1; HbA1c, glycated hemoglobin; HDL-C, high-density lipoprotein cholesterol; LDL-C, low-density lipoprotein cholesterol; LS, least-squares; mg/dL, milligrams per deciliter; mg/L, milligrams per liter; SEM, standard error of the mean; TG:HDL, triglyceride-to-HDL ratio; VLDL-C, very low-density lipoprotein cholesterol.

[1] Excluded 5 subjects per protocol from efficacy analysis; included in safety assessment

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Excellent safety and tolerability through 6 months

No new related Treatment-Emergent AEs between 3-month and 6-month follow-up

- No Treatment-Emergent Serious AEs related to device or procedure
- No TEAE-related study discontinuations
- Related TEAEs only mild in severity and temporary
- Safety and tolerability consistent with prior Revita clinical experience

Treatment-Emergent Adverse Events (TEAEs)	**Revita** (n=29)	**Sham** (n=16)	**Total** (N=45)
Patients experiencing any TEAE n, (%) of subjects with event	8 (28)	2 (13)	10 (22)
TEAEs by grade, n (%)	13	3	16
Grade ≥3 TEAEs	1 (8)	0 (0)	1* (6)
Grade 2 TEAEs	1 (8)	1 (33)	2** (13)
Grade 1 TEAEs	11 (85)	2 (67)	13 (81)
Related TEAEs†, n	4	0	4
Abdominal discomfort	1	0	1
Nausea	1	0	1
Dry mouth	1	0	1
Sore throat	1	0	1

*1 SAE (cholecystitis) > 60 days post-randomization – unrelated to device or procedure. **2 Grade 2 AEs (Revita-hypertension/worsening high blood pressure, Sham-urinary tract infection) >200 days post-randomization - unrelated to device or procedure. †Related TEAEs are defined as definitely or probably related to the device and or procedure. Interim data reported are subject to further clinical evaluation committee review and adjudication. Clavien-Dindo Classification[1]: Standardized FDA-recommended system for TEAE grading: Grade 1: Minor, any deviation from the normal course without requiring treatment. Grade 2: Requiring treatment. Grade 3: Requiring surgical, endoscopic, radiologic intervention. Grade 4: Life-threatening, requiring ICU. Grade 5: Death. [1]Dindo *et al. Annals of Surgery* 240(2):p 205-213.
Abbreviations: AE, adverse event; ICU, intensive care unit; GLP-1, glucagon-like peptide-1; TEAE, treatment-emergent AE.

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Addressing key risks for the ongoing REMAIN-1 pivotal study Abbreviations: SAP, statistical analysis plan; T2D, type 2 diabetes. ©2026 Fractyl Health, Inc. All Rights Reserved. Excellent safety/tolerability and proof-of-concept efficacy results in Midpoint Cohort Midpoint Cohort gives confidence that pivotal study is appropriately powered for success Pivotal Cohort proceeding well and ahead of plan Safety consistent with prior Revita studies; no new signals Magnitude and durability of effect consistent across Revita clinical studies in T2D and weight maintenance Observed treatment effect aligns with pivotal powering assumptions Observed effect size within (or above) range assumed in pivotal power calculations Key prognostic covariates identified and prespecified in SAP Midpoint data support statistical model and endpoint sensitivity Randomization pacing ahead of original timelines Site performance consistent with expectations Randomization, retention, and follow-up rates within plan

REMAIN-1 pivotal study in weight maintenance

Pivotal Cohort fully enrolled; ~ 95% randomized

Patient population

- Adults with obesity (BMI 30-45 kg/m^2)
- GLP-1 naïve; no T2D
- n≈315

Co-primary endpoints

- % TBW regain: Revita vs sham at 6 months *and*
- Responder rate: % participants who maintain at least 5% TBWL at 12 months

Study design

- Randomized (2:1 Revita vs Sham), double-blind, sham-controlled
- TZP administration to achieve ≥15% TBWL, then discontinued
- Diet and lifestyle counseling throughout

Anticipated milestones[1]

- **Complete randomizations:** Feb 2026
- **Pivotal cohort data:** 6-month primary endpoint H2 '26
- **Potential Regulatory filing:** H2 '26

Study design



Tirzepatide initiation and titration* to achieve ≥15% TBWL
Discontinue Tirzepatide
2:1 R
Revita treatment
Sham procedure
Weight at 6 months
Weight at 12 months
Weight at 6 months

[1]These forward-looking statements are based on management's current estimates and expectations.
Refer to the latest disclosures filed with the SEC for a discussion regarding Risk Factors to these and other estimates and expectations.
Abbreviations: BMI, body mass index; GLP-1, glucagon-like peptide 1; R, randomization; TBW, total body weight; TBWL, total body weight loss; TZP, tirzepatide; T2D, type 2 diabetes.

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Potential for a more efficient US regulatory path

Anticipated FDA feedback on potential use of De Novo pathway in Q2 2026

- Interactive dialogue with FDA regarding encouraging safety and tolerability data to date
- In light of these discussions, the company has requested feedback from FDA on potentially reclassifying Revita under the De Novo pathway instead of PMA
- Potential to enable a more efficient, risk-based regulatory review process

FDA Regulatory Pathways: De Novo vs. PMA

	De Novo Classification	PMA (Premarket Approval)
Intended Device Risk	Class I or II (low to mid risk)	Class III (high risk)
Clinical Evidence Required	Scaled to risk; often smaller and more targeted	Extensive clinical data with potentially larger and costlier studies
Statutory FDA Review Timeline	150 FDA days	180 FDA days
Downstream Optionality	Creates predicate for future 510(k)s	No predicate created
Capital Efficiency	Potentially more capital-efficient	Potentially capital-intensive

Source: FDA device classification regulations (21 CFR); FDA device classification regulations (21 CFR). *Both De Novo and PMA pathways require demonstration of reasonable assurance of safety and effectiveness.*
Abbreviations: FDA, Food and Drug Administration; PMA, premarket approval.

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US regulatory and reimbursement alignment

Leveraging well-understood FDA Breakthrough and CMS TPT timelines

FDA Breakthrough Device Designation


REMAIN-1 Midpoint 6 Mo Data
Jan 2026
REMAIN-1 Pivotal 6 Mo data
H2 2026
Potential FDA Submission
H2 2026
Potential FDA Approval (Target)
US Commercial Launch at COEs
Category III CPT Code Application
Category III CPT Code Effective, if approved
CMS Transitional Pass-Through (TPT) Application
TPT Effective (Target), if approved

Initial US Reimbursement with Category III CPT Code and CMS TPT Payment

FDA Breakthrough Device designation and CMS TPT profile may support early US commercialization at hospital-based Centers of Excellence (COEs), if approved

Timing subject to regulatory, CMS and AMA review cycles. [1]TCET (Transitional Coverage of Emerging Technologies) represents potential upside and not required for launch.
Abbreviations: AMA, American Medical Association; CMS, Centers of Medicare and Medicaid Services; COE, centers of excellence; CPT, Current Procedural Terminology; FDA, Food and Drug Administration; TPT, Transitional Pass-Through.

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Targeted and efficient commercial model at Revita Centers of Excellence if approved

Candidate Sites for Revita Launch



Revita Midpoint & Pivotal Sites

- Delivered in endoscopy suites (~ 2,000–4,000 endoscopy suites across the U.S. alone)
- Planned COE launch with a targeted sales force in centers of excellence (likely ~50 centers in year 1, with already established relationships at clinical centers and Bariendo)
- Estimated capacity of ~1,200 procedures annually per center once fully operational
- Procedure has a short learning curve (typically mastered within ~4 cases)

Capital-efficient model may leverage existing infrastructure

Abbreviation: CMS, Centers of Medicare and Medicaid Services; COE, centers of excellence; CPT, Current Procedural Terminology

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Near-term anticipated clinical catalysts and value-creation through to potential FDA submission in H2 2026[1]

Revita *Outpatient endoscopic procedural therapy*

2026 Key Anticipated Milestones[1]

Indication	Program	Recent accomplishments	Q1	Q2	Q3	Q4
Weight Maintenance	REVEAL-1 Cohort (Open Label)	✓ Durable 6-mo data shared (Dec '25)		1-year data		
	REMAIN-1 Midpoint Cohort	✓ 3-mo sham-controlled data showed prevention of weight regain (Sept '25)	Randomized 6-mo data in late Jan '26		1-year data	
	REMAIN-1 Pivotal Cohort	✓ Completed enrollment (May '25)	Complete randomization in Feb '26	FDA Feedback on De Novo Pathway	**6-mo primary endpoint data & potential FDA submission**	

[1]These forward-looking statements are based on management's current estimates and expectations. Refer to the latest disclosures filed with the SEC for a discussion regarding Risk Factors to these and other estimates and expectations. Abbreviations: PMA, premarket approval.

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Key takeaways: Path to pivotal data, FDA submission, reimbursement and commercial readiness ©2026 Fractyl Health, Inc. All Rights Reserved. Clinical evidence: Weight maintenance through 6 months with excellent safety and supportive cardiometabolic and food-craving signals Pivotal study on-track: Midpoint Cohort gives confidence that pivotal study is appropriately powered Regulatory progress: Potential for a more efficient U.S. regulatory path via De Novo; FDA feedback expected Q2 2026 Commercial readiness: Clear reimbursement pathway and focused Centers of Excellence launch creating a predictable path to value creation, if approved

© 2026 Fractyl Health, Inc. All Rights Reserved. Investor Relations Lara Smith Weber CFO 617-835-5912 IR@fractyl.com Thank you